Exhibit 99.1

Florence Ng

VP of Operations and Business Development

(650) 340-1888	FOR IMMEDIATE RELEASE

AeroCentury Corp.’s Wholly-owned Subsidiary, Mega Metaverse Corp., Launches GameFi Business with its First NFT Game “Mano”, a “Play-to-Earn” Game in the Metaverse. The Company believes it is the first NYSE AMEX listed company with GameFi business.

PALO ALTO, CALIFORNIA, Dec 10, 2021 (GLOBE NEWSWIRE) – AeroCentury Corp. (“AeroCentury” or the “Company”) (NYSE American: ACY), today announced that it launched its GameFi business in the metaverse ecosystem through its wholly-owned subsidiary, Mega Metaverse Corp., a California company incorporated on October 20, 2021 (“MEGA”). MEGA plans to release its first NFT game “Mano” in first quarter of 2022. Mano is a competitive idle role-playing game (RPG) deploying the concept of GameFi in the innovative combination of NFTs (non-fungible token) and DeFi (decentralized finance) based on blockchain technology, with a “Play-to-earn” model that the players can earn while they play in MEGA’s metaverse universe “alSpace”. The Company believes it is the first NYSE AMEX listed company with GameFi business operations.

Mano will be the first NFT game released by MEGA. Mano’s main character is a small robot “alBot”, which the supply of the original alBot is limited and each alBot will have a unique design and each a unique NFT. Through the in-game forging system, players can forge better, more powerful, and rarer alBots, with the endless possibility of creating additional unique NFTs. In order to play Mano, players will need to create and prefund a cryptocurrency wallet to purchase starter items such as characters and accessories. Mano pre-launch’s in-game characters and accessories (limited quantity) are available for sale around the end of December 2021 for a limited time, and the official game will be launching in first quarter of 2022. The pre-launch’s in-game characters and accessories may be purchased at: www.alSpace.com.

In Mano, players play-to-earn by collecting and forging higher quality alBots, while learning new skills to power-up their alBot to battle other players in the player-versus-player (“PVP”) competitive arena. In the future, players will be able to extract and sell their alBots for profits or trade their alBot for other digital assets in alSpace’s marketplace.

MEGA’s mission is to bring GameFi to the next level to enable users to play and earn in the metaverse. While all future games are supported in our alSpace universe, MEGA’s key plans going forward include: (i) NFT games with Mano as its first game and many other games to launch, (ii) an engine and studio where creators can create their own games and launch in our alSpace launch pad, and (iii) a marketplace where players and users can place their in-game NFT and other NFT to sell for profit or to trade for other digital assets. MEGA’s proposed revenue model is: (a) sales of in-game characters and accessories, (b) revenue share of games built by creators using our engine and studio and to launch games in alSpace launch pad, and (c) profit share for NFT sold or traded at alSpace marketplace.

The gaming industry is very promising and continues to grow at a fast rate. According to Mordor Intelligence, “The global gaming market was valued at USD 173.70 billion in 2020, and it is expected to reach a value of USD 314.4 billion by 2026, registering a CAGR of 9.64% over 2021-2026.” GameFi is one of the hottest trends to emerge from the crypto industry and is at the stage of explosive growth. According to FX Empire, “Next year, the GameFi sector may exceed 200 billion”.

“We are well positioned to become a leader in the GameFi industry. We have a world class team with proven track records of success,” said Mr. Yucheng Hu, CEO of AeroCentury, with over 15 years of experience in the internet and gaming industry. MEGA is headed by its CEO, Mr. Tibbers Wong. Tibbers has been part of the gaming industry since 2005, and he was the former producer of a game studio of Tencent Holdings Ltd. Tibbers has led the development and released games across a wide variety of genres, such as board games, Massively Multiplayer Online (MMO) games, sports, racing, among others, in over 200 countries and regions, and has delivered high-quality gaming experiences to hundreds of millions of players worldwide, with user bases of over 300 million and revenue of over 2 billion. Tibbers is supported by MEGA’s CTO, Mr. Raison Xiong, who has been in the gaming industry since 2004, and was the former technical director of a game studio of Tencent Holdings Ltd.

Mr. Yucheng Hu also commented, “Leveraging the explosive growth of GameFi, we anticipate our first game Mano will hit the GameFi world by storm, offering gamers an entertaining gaming experience and source to earn. We also anticipate our new GameFi business will bring good revenue stream for the Company and promising returns for our shareholders.”

About AeroCentury Corp.

AeroCentury is a holding company, with subsidiaries of JetFleet Corp., a Delaware corporation which is an independent global aircraft lessor and finance company specializing in regional aircraft and related engines, and Mega Metaverse Corp. a California corporation engaging in GameFi business.

Forward-Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees for future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, are: the ability to manage growth; ability to identify and integrate other future acquisitions; ability to obtain additional financing in the future to fund capital expenditures; fluctuations in general economic and business conditions; costs or other factors adversely affecting the Company’s profitability; litigation involving patents, intellectual property, and other matters; potential changes in the legislative and regulatory environment; a pandemic or epidemic; the inability to successfully launch Mano; the occurrence of any event, change or other circumstances that could affect the Company’s ability to continue successful development of its NFT games; costs related to the expansion and promotion of the Company’s GameFi business; the possibility that the Company may not succeed in developing its GameFi business due to, among other things, changes in the business environment, competition or other economic and policy factors; and the possibility that the Company’s GameFi business may be adversely affected by other economic, business, and/or competitive factors. The forward-looking statements in this press release and the Company’s future results of operations are subject to additional risks and uncertainties set forth under the heading “Factors that May Affect Future Results and Liquidity” in documents filed by the Company with the Securities and Exchange Commission, including the Company’s quarterly reports on Form 10-Q and the Company’s latest annual report on Form 10-K, and are based on information available to the Company on the date hereof. In addition, such risks and uncertainties include the Company’s inability to predict or control bankruptcy proceedings and the uncertainties surrounding the ability to generate cash proceeds through the sale or other monetization of the Company’s assets. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Such information speaks only as of the date of this release.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

For Investor Relation contact: info@aerocentury.com

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